Exhibit 10.1

SECURED PROMISSORY NOTE

$264,000.00                                          December 5, 2014

FOR VALUE RECEIVED, Spire Corporation, a Massachusetts corporation (the “Borrower”), hereby promises to pay to the order of Roger G. Little (the “Lender”) the aggregate sum of Two Hundred Sixty-Four Thousand dollars (U.S.) and no cents ($264,000.00), as set forth below.
This Secured Promissory Note (this “Note”) is secured by that certain Security Agreement, dated December 4, 2014 (the “Security Agreement”), between Borrower and Lender, the provisions of which are an integral part hereof and which are incorporated herein by reference and made a part of the terms hereof.

1.	PAYMENT OF PRINCIPAL; LOAN FEE.

(a)Payment of Principal. The unpaid principal amount of this Note shall be due and payable on February 28, 2015 (the “Maturity Date”).

(b)Loan Fee. In addition to payment of the principal amount of this Note, no later than the Maturity Date, the Borrower shall pay the Lender a fee of Twenty-Five Thousand Dollars ($25,000.00) (the “Loan Fee”).

(c)Right of Prepayment. The unpaid principal amount of this Note, or any portion thereof, and the Loan Fee may be prepaid at the option of Borrower at any time.

(d)Use of Proceeds. The principal amount of this Note will be used by Borrower solely to fund ordinary course operating expenses and pay certain other outstanding ordinary course obligations.

2.INTEREST. The unpaid principal balance of this Note shall not bear interest; provided, however, that upon the occurrence and during the continuance of a Default (as defined below), the outstanding principal balance of this Note shall bear interest at a per annum rate equal to twelve percent (12%).

3.DEFAULT.

(a)Default. Borrower shall be deemed in default hereunder upon the occurrence of any of the following (each a “Default”):

(i)the failure of Borrower to pay when due all or any part of any principal or other payment required to be made hereunder and such failure shall continue for five (5) or more days after Borrower receives written notice of such failure;

(ii)a default by Borrower pursuant to this Note or pursuant to the terms of the Security Agreement; or

(iii)Borrower shall have entered against it by a court having jurisdiction thereof a decree or order for relief with respect to Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official shall be appointed for Borrower or for any part of Borrower’s property, or the winding up or liquidation of Borrower’s affairs shall have been ordered, or Borrower shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for such relief in an involuntary case under any such law, or any such involuntary case shall be commenced, and not be dismissed within sixty (60) days, or Borrower shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Borrower or for any part of Borrower’s property, or Borrower shall have made a general assignment for the benefit of creditors.

(b)Consequences of Default.

(i)Upon the occurrence and during the continuance of a Default, in accordance with Section 2 of this Note, the outstanding principal balance of this Note shall bear interest at a per annum rate equal to twelve percent (12%).

(ii)Upon the occurrence and during the continuance of a Default, Lender may exercise any and all rights it has under the Security Agreement including, without limitation, exercising any rights and remedies of a lender under the Uniform Commercial Code.

(iii)Upon or at any time following the occurrence of a Default pursuant to Sections 3(a)(i) or 3(a)(ii) above, Lender may declare all or any portion of the outstanding principal amount hereof and all or any portion of any other amounts due in connection therewith or herewith, including the Loan Fee, due and payable and demand immediate payment thereof.

(iv)Immediately upon the occurrence of a Default pursuant to Section 3(a)(iii) above, the entire outstanding principal amount hereof and all other amounts due in connection therewith or herewith, including the Loan Fee, shall become immediately due and payable without any action on the part of Lender.

4.MISCELLANEOUS.

(a)Failure or Indulgency Not Waiver. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(b)Notice. Any notice herein required or permitted to be given shall be in writing and delivered personally, via overnight priority U.S. mail or a nationally recognized overnight courier, and deemed delivered the first business day following the date of mailing if not personally delivered to the address shown below or as modified by any notice given after the date hereof:

If to Borrower:        Spire Corporation
One Patriots Park
Bedford, MA 01730
Attn: Chief Executive Officer

If to Lender:        Roger G. Little
c/o Blouin & Company, Inc.
2020 Commonwealth Ave. Suite 200
Newton, MA 02466

(c)Amendment Provision. This Note may be amended, and any provision of this Note may be waived, with the written consent of Borrower and Lender. The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

(d)Assignability. This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Neither Borrower nor Lender may transfer, sell, or assign this Note or any of its rights or obligations hereunder in whole or in part, directly or indirectly including by operation of law, without the express written consent of the other party hereto.

(e)Cost of Collection. If a default or failure is made in any manner by Borrower with respect to this Note, Borrower shall pay all of Lender’s costs of collection, including reasonable attorneys’ fees.

(f)Governing Law. This Note and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts without regard to choice or conflict of law principles.

(g)Payments. All payments of principal hereunder shall be made for the benefit of Lender. All payments under this Note made in cash shall be made by wire transfer of immediately available funds in currency of the United States of America to such account as Lender shall hereafter give to Borrower by written notice made in accordance with the provisions of this Note.

(h)Lost or Stolen Note. Upon receipt by Borrower of evidence of the loss, theft, destruction or mutilation of this Note, Borrower shall execute and deliver a new Note, in the form hereof.

(i)Remedies, Characterizations, Other Obligations and Breaches. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Lender’s right to actual damages for any failure by Borrower to comply with the terms of this Note.

(j)Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by Borrower and Lender and shall not be construed against any person as the drafter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

BORROWER

SPIRE CORPORATION

By:     /s/ Rodger W. LaFavre
Name:    Rodger W. LaFavre
Title:    President & CEO

Accepted and agreed by:            LENDER

/s/ Roger G. Little
Roger G. Little

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